COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 7 - Commitments And Contingencies

Operating Leases

The Company leases executive offices under an operating lease with lease terms which expire through January 31, 2014.  The following is a schedule of the future minimum lease payments required under the operating leases that have initial non-cancelable lease terms in excess of one year:

Fiscal year ending December 31,	Minimum Lease Commitments
2013	$49,879
2014	655

Rent expense for office space amounted to $43,217 and $14,262 for the years ended December 31, 2012 and 2011, respectively.

Employment agreements

On December 2011, the Company entered into an employment agreement with Christopher Miglino and Erin DeRuggiero. The agreement has an initial term of four years and the Company will pay a base salary at the gross annualized rate of $192,000 each. During 2012, Mr. Miglino and Ms. DeRuggiero have each agreed to a temporary reduction in their annual base salary to $60,000, until such time as the Company has sufficient cash resources to return their compensation to the contractual rates.

Litigation

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. Except as described below, we are currently not aware of any such legal proceedings that we believe will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.